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                                                                   Exhibit 10.26

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 1, 2001, and is entered into by and among Opinion Research Corporation, a Delaware corporation ("Parent"), ORC Inc., a Delaware corporation ("ORC"; Parent and ORC are sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), Heller Financial, Inc., individually as a Lender and in its capacity as agent (in such capacity, "Agent") for the Lenders party to the Credit Agreement described below, and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrowers are parties to a certain Credit Agreement dated as of May 26, 1999 (as such agreement may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments. Subject to the conditions set forth below, the definition of "Earn-Out Reserve" set forth in Section 10.1 of the Credit Agreement shall be amended by inserting the following sentence at the end of such definition:

          "With respect only to the calculation set forth in clause (b) of
     Section 1.1(B)(1) of this Agreement, the Earn-Out Reserve shall be deemed to be, for the period from October 1, 2001 through and including the date that is 10 Business Days after October 1, 2001, the amount of the Earn-Out Reserve then in effect less $2,200,000; provided, however, that at no time shall the Earn-Out Reserve be less than $0.00"

     3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

     (a) Lenders and Borrowers shall have executed and delivered (and Borrowers covenant to execute and deliver) this Amendment, and Borrowers and the other Loan Parties shall have executed and delivered to Agent such other documents and instruments as Agent may have reasonably required;

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     (b)  All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

     (c) Both before and after giving effect to the transactions contemplated in this Amendment, no Default or Event of Default shall have occurred and be continuing which has not been previously disclosed to Agent; and

     (d) There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrowers and their Subsidiaries, or in the Collateral since December 31, 2000.

     4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower represents and warrants to Agent and Lenders:

     (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower; and

     (b) that each of the representations and warranties set forth in the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) and in each Loan Document are true and correct in all material respects as of the date hereof.

     5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

     7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document to which Agent or such Lender is a party nor constitute a waiver of any provision in or

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Event of Default (now or hereafter existing) under the terms of the Credit
Agreement or any Loan Document. Agent's and Lenders' agreement to the terms of this Amendment shall not be deemed to establish or create a custom or course of dealing among Borrowers, Agent and Lenders.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


Heller Financial, Inc.,                 OPINION RESEARCH CORPORATION,
 as Agent and Lender                    a Delaware corporation


By:  /s/ Francois Delangle              By: /s/ Kevin P. Croke
   -----------------------------           -----------------------------------
Name:  Francois Delangle                Name:  Kevin P. Croke
     ---------------------------             ---------------------------------
Title: Vice President                   Title: EVP & Director of Finance
      --------------------------              --------------------------------

FIRST UNION NATIONAL BANK,              ORC INC.,
as a Lender                             a Delaware corporation


By:  /s/ John L. Thomas                 By: /s/ Kevin P. Croke
   -----------------------------           -----------------------------------
Name:  John L. Thomas                   Name:  Kevin P. Croke
     ---------------------------             ---------------------------------
Title: Vice President                   Title: President
      --------------------------             ---------------------------------

FLEET NATIONAL BANK                     FINOVA CAPITAL CORPORATION,
as a Lender                             as a Lender


By:  /s/ Thomas Hamilton                By:
   -----------------------------           -----------------------------------
Name:  Thomas Hamilton                  Name:
     ---------------------------             ----------------------------------
Title: Assistant Vic President          Title:
      --------------------------              --------------------------------

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender


By:  /s/ Valerie Wilder Moore
   -----------------------------
Name:  Valerie Wilder Moore
     ---------------------------
Title: Sr. Relationship Manager
      --------------------------

Waiver and Fourth Amendment to Credit Agreement